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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 21, 1997
                        (Date of earliest event reported)

                              LUNN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                            0-1298                  11-1581582
(State or other             (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation)

                              1 Garvies Point Road
                         Glen Cove, New York 11542-2828
               (Address of principal executive offices; zip code)

                                 (516) 671-9000
              (Registrant's telephone number, including area code)


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Item 4.          Changes in Registrant's Certifying Accountant.

        (a) Effective January 21, 1997, Lunn Industries, Inc. (the "Company") has dismissed the independent accounting firm of Coopers & Lybrand, L.L.P., 225 Broad Hollow Road, Melville, New York 11747 ("Coopers & Lybrand"). The termination of Coopers & Lybrand has been approved by the Board of Directors. The Company and Coopers & Lybrand were unable to reach agreement on the fees proposed by Coopers & Lybrand for the 1996 audit.

        (b) Neither during the audit of the Company's two most recent fiscal years, nor during any subsequent interim period have there been any disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

        (c) Coopers & Lybrand's report on the financial statements for the year ended December 31, 1995 did not contain any adverse opinion, disclaimer of opinion or was modified as to uncertainty, audit scope, or accounting principles.

        (d) Coopers & Lybrand's report on the financial statements for the year ended December 31, 1994 did not contain any adverse opinion, disclaimer of opinion or was modified as to uncertainty, audit scope, or accounting principles, except for a separate paragraph that stated that the financial statements had been prepared assuming the Company would continue as a going concern. The Company incurred net losses of $4,476,000 for the past two years (1994 and 1993) and was not in compliance with certain restrictive debt covenants under its borrowing agreements and has not made certain required payments, for which waivers of non-compliance have not been obtained. These uncertainties raise substantial doubt about the Company's ability to continue as a going concern.

        (e) The Company has requested that Coopers & Lybrand furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Company in this Item 4 and, if not, stating the respects in which they do not agree.

        (f) Effective January 21, 1997, Lunn Industries, Inc. (the "Company") has engaged the independent accounting firm of KPMG Peat Marwick, LLP., 1 Jericho Plaza, Jericho, New York 11753 ("Peat Marwick"). The engagement of Peat Marwick has been approved by the Board of Directors.

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Item 7.          Financial Statements and Exhibits.

                 16.1   Letter from Coopers & Lybrand, LLP. dated January 22,
                        1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              LUNN INDUSTRIES, INC.

Date:    January 22, 1997                     By:      s/ Lawrence Schwartz
                                                       --------------------
                                                       Lawrence Schwartz
                                                       Vice President
                                                       Chief Financial Officer

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                                Index of Exhibits

16.1     Letter from Coopers & Lybrand, LLP. dated January 22, 1997.

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